THE ADVISORS’ INNER CIRCLE FUND III (the “Trust”)

MFG Low Carbon Global Fund

MFG Infrastructure Fund (the “Funds”)

Supplement dated March 30, 2018 to the

Funds’ Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Magellan Asset Management Limited doing business as MFG Asset Management (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Funds are closed to new investments. The Funds are expected to cease operations and liquidate on or about April 27, 2018 (the “Liquidation Date”).

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “How to Sell Your Fund Shares” section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Funds as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares, and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of liquidating the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MFG-SK-001-0100